EXHIBIT 10-1
                              AMENDED AND RESTATED
                             SECURED LINE OF CREDIT
                                LENDING AGREEMENT
                               (ILX Incorporated)

         THIS AMENDED AND RESTATED SECURED LINE OF CREDIT LENDING AGREEMENT ("Agreement") is dated this 17th day of September 1998, by and between ILX RESORTS INCORPORATED, an Arizona corporation; LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership; ILE SEDONA INCORPORATED, an Arizona corporation; VCA TUCSON INCORPORATED, an Arizona corporation; VCA SOUTH BEND INCORPORATED, an Arizona corporation; and PREMIERE DEVELOPMENT INCORPORATED, an Arizona corporation, all having their principal places of business at 2777 E. Camelback Road, Phoenix, Arizona 85016 (collectively, "Borrower"), and LITCHFIELD FINANCIAL CORPORATION, a Massachusetts corporation having its western division offices at 13701 West Jewell Avenue, Lakewood, Colorado 80228 ("Lender"), under the following facts:

                                    RECITALS:

         WHEREAS, the Borrower is the owner, developer and marketer of certain timeshare development projects located in or around Sedona, Arizona, Estes Park, Colorado, Tucson, Arizona and South Bend, Indiana and marketed under the names Sedona Vacation Club at Los Abrigados, The Golden Eagle Resort, The Inn at Los Abrigados, Varsity Club -- Tucson, Varsity Club -- South Bend, and Premiere Vacation Club, along with other timeshare development projects which Lender may subsequently approve; and

         WHEREAS, the Borrower owns and will subsequently be generating portfolios of installment sales promissory notes and contracts originated from its timeshare sales operations which it desires to pledge to Lender, along with other collateral as is more fully described herein, which shall serve to secure Borrower's repayment of a loan of even date herewith to be advanced by Lender; and

         WHEREAS, the parties hereto desire to be legally bound by the terms and conditions of this Agreement along with all exhibits attached hereto and related contractual agreements referenced herein, the terms and conditions of which are incorporated herein by this reference;

         NOW, THEREFORE, for and in consideration of the foregoing Recitals, and the covenants and agreements hereinafter set forth and other good and valuable consideration, the legal adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree:

         1. DEFINITIONS.

         In  addition  to  the  definitions   set  forth  in  the   introductory
paragraphs, the following terms shall have the following meanings unless otherwise agreed.

          "Account" means that form of installment land sales contract and/or promissory note and related deed of trust or other debt securing instrument which is originated by Borrower in connection with its development and sale of Timesharing Interests to Account Debtors within the Project at retail and in Borrower's ordinary course of business.
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         "Account  Debtor"  means any Person who is or who may become  obligated under, with respect to, or on account of an Account whether as the maker thereof or as a guarantor thereto.

         "Amortization Period" means that period of time which begins after the expiration of the Borrowing Period during which all Obligations shall be repaid in sixty (60) equal and fully amortizing monthly installments, with the first such installment becoming due and payable one month after the expiration of the Borrowing Period and with successive installments becoming due and payable monthly thereafter until all Obligations hereunder are paid in full; provided, however, that all Obligations owing hereunder, if not paid sooner, shall immediately become due and payable in full on or before ninety-six (96) months from and after the date of Closing.

         "Borrowing Base" means an amount equal to seventy percent (70%) of the then unpaid total aggregate outstanding principal balance of all Qualified Pledged Accounts. On the first day of each month, beginning the fourth month after closing, the Borrowing Base shall be adjusted downward in accordance with that formula described below if the total principal balance of all Accounts that are thirty (30) through sixty (60) days contractually delinquent, based on a three (3) month rolling average, exceeds eight percent (8%) of the total principal balance of all Qualified Pledged Accounts pledged to Lender under this Credit Agreement (any such status is referred to below as a "Delinquent Percentage"). Only during that period of time when the Delinquent Percentage exists, the Borrowing Base formula shall be amended to reflect a figure which is equal to the product of 100% minus the sum realized by multiplying 3.75 dines the Delinquent Percentage. In illustration of the foregoing, should the Delinquent Percentage equal ten percent (10%), then the Borrowing Base would be reduced to 62.5% pursuant to the following formula: Borrowing Base = 100% - (3.75 X 10%). During all periods in which no Delinquent Percentage exists, the Borrowing Base shall return to the seventy percent (70%) formula as first stated above.

         "Borrowing Period" means the thirty six (36) month period following the Closing Date.

         "Business Day" means any day which is not a Saturday, Sunday or other day on which national banks are authorized or required to close.

         "Closing Date" means the date of this agreement.

         "Collateral"   means  the  Pledged  Accounts;   the  Credit  Agreement;
Borrower's books and records as they pertain to the Pledged Accounts; and the proceeds and products, whether tangible or intangible, of any of the foregoing.

         "Collateral Assignment of Deeds of Trust" means that agreement executed by Borrower in favor of Lender in which Borrower collaterally assigns to Lender all of the Borrower's rights, title and interest in and to those deeds of trust which secure repayment of the Pledged Accounts.

         "Collateral Assignment of Promissory Notes" means that agreement executed by Borrower in favor of Lender in which Borrower collaterally assigns to Lender all of the Borrower's rights, title and interest in and to the Pledged Accounts.

         "Credit Agreement" collectively means all agreements pertaining to the establishment of the lending relationship described herein, including, without limitation, the Amended and Restated Secured Line of Credit Lending Agreement, Amended and Restated Secured Line of Credit Promissory Note, Pledge and Security

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Agreement,  Collateral Assignment of Promissory Notes,  Collateral Assignment of
Deeds of Trust, Custodial Agreement, Servicing Agreement, Escrow Agreement, and all documents referenced therein or pertaining thereto.

         "Custodian" means that party designated as such in the Custodial Agreement.

         "Custodial Agreement" means that agreement of even date herewith which has been executed by the Borrower and the Lender and the Custodian.

         "Cut-Off Date" means __________________, 1998.

         "Daily Balance" means the amount of an Obligation owed at the end of a given day.

         "Delinquent Account" means any Pledged Account which is sixty (60) days or more contractually delinquent.

         "End-Loan Documents" means those documents executed by Account Obligors in connection with their purchase of Timesharing Interests and their financing of the purchase prices thereof as are more fully defined and described in Paragraph 3 herein.

         "Escrow Agent" means Litchfield Financial Corporation.

         "Escrow Agreement" means that agreement of even date herewith executed by and between Lender, Borrower and Escrow Agent.

         "Event of Default" means the occurrence of those events as are more fully described in Paragraph 24, hereof.

         "GAAP" mean generally accepted accounting principals as in effect from time to time in the United States, consistently applied.

         "Hazardous Materials" means (a) those substances as defined as "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et. seq., and in the regulations promulgated pursuant thereto; (b) those substances designated as a "hazard substance' under or pursuant to the Federal Water Pollution Control Act, 33 U.S.C. ss.1257, et. seq., and in the regulations promulgated pursuant thereto; (c) those substances listed in the United States Department of Transportation Table (40 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and (d) such other substances, materials and classified as hazardous or toxic under any Act.

         "Initial Advance" means that initial advance of principal by Lender to Borrower after the application of the Borrowing Base to the Initially Pledged Accounts as is more fully described in Paragraph 2(C) hereof.

         "Initially Pledged Accounts" means each and every Qualified Pledged Account along with the debt securing instruments securing the repayment of same which when applied to the Borrowing Base serve as the

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basis for the Initial  Advance  and which are more  specifically  identified  on
EXHIBIT A, attached hereto and incorporated herein by this reference.

         "Lender Expenses" means costs or expenses (including taxes, photocopying, notarization, telecommunication and insurance premiums) required to be paid by Borrower under the Credit Agreement that are paid or advanced by Lender; documentation, filing, recording, publication, appraisal, lock box, custodial, loan servicing fees paid to Servicer, costs and expenses incurred by Lender in the disbursement of funds incurred by Lender resulting from the dishonor of checks; costs and expenses paid or incurred by Lender to correct any default or enforce any provision of the Credit Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising the Collateral for sale, regardless of whether a sale is consummated; costs and expenses paid or expenses of third party claims or any other suit paid or incurred by Lender in enforcing or defending the Credit Agreement; and Lender's reasonable attorney's fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorney's fees and expenses incurred in connection with a "workout," a restructuring, or an insolvency proceedings concerning Borrower or any guarantor of the Obligations), defending, or concerning the Credit Agreement, irrespective of whether suit is brought. Provided, however, in all instances, Lender Expenses shall be limited to reasonable expenses which are reasonably necessitated by Lender's transactions with Borrowers or as may otherwise be required in order to protect Lender's rights in and to the Collateral.

         "Line of Credit Note" means that promissory note in the original face amount of Three Million Five Hundred Thousand Dollars ($3,500,000) which shall be in substantially that form as is appended hereto as EXHIBIT B which shall evidence certain of the Obligations associated with the Credit Agreement and which shall provide for the manner of the repayment of the principal, interest, fees and other sums evidenced thereby and, moreover, which shall serve to amend and restate the terms and conditions of that promissory note executed by Borrower and delivered to Lender on or about April 9, 1996,

         "Maximum Line Amount" means the sum of Three Million Five Hundred Thousand Dollars ($3,500,000).

         "Obligations" means all loans, advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums, liabilities (including all amounts charged to Borrower's loan account pursuant to any agreement authorizing Lender to charge Borrower's loan account), obligations, fees (including pre-payment entitlements), lease payments, guarantees, covenants, and duties owing by Borrower to Lender of any kind and description (whether pursuant to or evidenced by the Credit Agreement, by any instrument, or pursuant to any other agreement between Lender and Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from Borrower to third parties that Lender may have obtained by assignment or otherwise, and further including all interest not paid when due and all Lender Expenses that Borrower is required to pay or reimburse by the Credit Agreement, by law, or otherwise.

         "Person"  means and includes  natural  persons,  corporations,  limited partnerships, general partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

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         "Pledge and Security  Agreement"  means that agreement  executed by the
Borrower in favor of the Lender which is dated April 9, 1996 pursuant to which the Borrower granted to Lender a first and priority security interest in and to the Pledged Accounts and the Collateral.

         "Pledged Accounts" means each and every Initially Pledged Account and Subsequently Pledged Account.

         "Project" collectively means the Los Abrigados Resort & Spa, The Inn at Los Abrigados, The Golden Eagle Resort, Varsity Club -- Tucson, Varsity Club -- South Bend and Premiere Vacation Club real property developments located in or around Sedona, Arizona, Estes Park, Colorado, Tucson, Arizona, and South Bend, Indiana along with those other timeshare development projects which Lender may subsequently approve in writing, from which Timesharing Interests are created and sold to Timesharing Interest Purchasers and which generate Accounts.

         "Qualified Pledged Account" means those Pledged Accounts that meet the criteria set forth in Paragraph 8, hereof.

         "Reference Rate" means that rate of interest which is designated by the Wall Street Journal, Western Edition, as the nation's average prime interest rate. Should the Wall Street Journal cease reporting said rate of interest, then the Reference Rate shall be deemed that rate of interest designated by Citibank, N.A. as its prime interest rate.

         "Servicer" means Concord Servicing Corporation, or any other entity, as Lender may designate from time to time which is also agreed to by Borrower, such agreement not to be unreasonably withheld.

         "Servicing Agreement" means any loan servicing agreement entered into between Servicer, Borrower, and Lender respecting the agreement of Servicer to serve as servicing agent for the Pledged Accounts.

         "Subsequent Advance" means any subsequent advance of principal by Lender to Borrower after the application of the Borrowing Base to the Subsequently Pledged Accounts.

         "Subsequently Pledged Account" means each and every Qualified Pledged Account which may be originated by Borrower from and after the Closing Date, each of which meets the standards set forth in Paragraph 8, hereof, along with the security securing the repayment of same, and which are offered as collateral, for the Obligations and pledged to secure subsequent advances.

         "Timesharing Interest" means a legally identifiable parcel of real property which is located within, or constitutes an undivided interest in, the Project and which is sold in a fee simple manner to an Account Debtor.

         "Timesharing Interest Purchaser" means the purchaser of a Timesharing Interest at the Project.

         2. THE LOAN AND TERMS OF PAYMENT.

                 A. Line of Credit Note. Upon Borrower's compliance with all conditions precedent and terms and conditions as are set forth herein and in the Credit Agreement, Lender hereby agrees to extend credit to Borrower in a collective sum not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000). Concurrently herewith, Borrower shall execute and deliver to Lender the Line of Credit Note in the face amount

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of Three Million Five Hundred  Thousand Dollars  ($3,500,000).  The indebtedness evidenced by the Line of Credit Note shall be paid by a collateral assignment of the principal, interest, late charges and all other sums payable from and on the Pledged Accounts and shall be secured by a collateral pledge of Pledged Accounts and that other Collateral and security as is more fully described in the Credit Agreement.

                  B. Term of Credit Facility. All Obligations outstanding hereunder shall be due and payable ninety-six (96) months from the Closing Date, subject to earlier payment through amortization, voluntary or mandatory call and/or acceleration as provided in the Credit Agreement and in the Line of Credit Note. The Obligations shall bear interest at the rate and pursuant to the terms and conditions of the Line of Credit Note.

                  C. Initial Advance. Subject to Borrower's compliance with the required terms and conditions of the Credit Agreement, Lender agrees to make and loan an Initial Advance of principal to Borrower in an amount equal to the principal balance outstanding under that Secured Line of Credit Promissory Note dated April 9, 1996 which is being amended and restated contemporaneously herewith upon receipt and perfection of and the pledge to Lender of the Initially Pledged Accounts and the other Collateral. Disbursements hereunder shall be made through the Escrow Agent pursuant to the provisions of the Escrow Agreement and after the Borrower's review and execution of a closing and settlement statement.

                  D. Subsequent Advances. In addition to the Initial Advance, and subject to Borrower's compliance with the required terms and conditions of the Credit Agreement, Lender, during the Borrowing Period, agrees to make further loans and advances of principal to Borrower upon the pledge to Lender of Subsequently Pledged Accounts by Borrower so long as, and to the extent that, the Obligations outstanding (inclusive of the Subsequent Advance) do not exceed either the Borrowing Base or the Maximum Line Amount. Notwithstanding anything herein to the contrary, Lender may reduce its advance rates if it determines, in its reasonable discretion, that there is a material impairment of the prospect of repayment of all or any portion of the Obligations or a material impairment of the value or priority of Lender's security interests in the Collateral. Advances made pursuant to this Paragraph 2 (D) shall not be made more frequently than weekly, or in amounts less than $50,000 per advance.

                  E. Maximum Line Amount. At no such time shall the Initial Advance and all Subsequent Advances collectively exceed the Maximum Line Amount.

                  F. Interest Rates, Payment and Calculation. All Obligations shall bear interest, on the average Daily Balance, at a rate equal to the Reference Rate Plus Three Percent (3%) per annum, it being understood that the Reference Rate is variable in nature and shall be adjusted on the first day of each calendar quarter during that period of time when the Obligations are outstanding all as more fully described in the Line of Credit Note. Interest shall begin to accrue on the date of any and all advances hereunder. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate of interest equal to eight hundred
(800) basis points above the otherwise applicable Reference Rate. Interest shall be calculated based upon a 365 day calendar year,

                  Interest hereunder shall be due and payable on the first (1st) day of each month during the term hereof. Lender may charge such interest, all Lender Expenses (as and when incurred), and all installments or other payments due hereunder or under the Credit Agreement to Borrower's loan account, which amounts shall thereafter accrue interest at the then applicable rate of interest. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

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                  In no event shall the interest rate or rates payable under the
Credit Agreement and the Line of Credit Note, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a
court  of  competent   jurisdiction  shall,  in  a  final  determination,   deem
applicable. Borrower and Lender, in executing the Credit Agreement and the Line of Credit Note, intend to legally agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein or in the Line of Credit Note to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of the Credit Agreement and the Line of Credit Note, Borrower is and shall be liable only for the payment of such maximum rate of interest as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

                  G. Crediting Payments; Application of Collections. Weekly, on Thursday, Servicer shall forward to the Lender, via wire transfer, all collections received from the Pledged Accounts held by Servicer for the benefit of Lender, so that the funds will be credited to Lender's account that same day. The receipt of any wire transfer of funds, check, or other item of payment by Lender immediately shall be applied to provisionally reduce the Obligations, but shall not be considered a payment on an account unless such wire transfer is of immediately available federal funds and is made to the appropriate deposit account of Lender or unless and until such check or other item of payment is honored when presented for payment. Any Pledged Account payments received directly by the Borrower shall be immediately forwarded to the Servicer. Should any check or item of payment not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any wire transfer, check, or other item of payment shall be deemed received by Lender only if it is received into Lender's operating account as identified on or before 12:00 noon, Williamstown, Massachusetts time. If any wire transfer, check, or other item of payment is received into Lender's operational account after 12:00 noon, Williamstown, Massachusetts time it shall be deemed to have been received by Lender as of the opening of business on the immediately following business day. The Lender reserves the right at any time to require the implementation of a reasonably agreeable lock box agreement upon reasonable notice to Borrower.

                  H. Advance Fee. Borrower shall pay to Lender a fee equal to one percent (1%) of the gross amount of each subsequent advance which is to be paid out of the proceeds of each subsequent advance. Lender will directly deduct these fees from each Subsequent Advance-

         3. CONDITIONS TO INITIAL AND SUBSEQUENT ADVANCES.

                  Conditions  Precedent to Initial  Advance.  The  obligation of
Lender to make the Initial Advance is subject to the fulfillment, to the satisfaction of Lender and its counsel, of each of the following conditions on or before the Closing Date:

                  (a) Assuming compliance by Borrower of all the terms and conditions of the Credit Agreement, the Initial Advance is scheduled to be tendered by Lender to Borrower on or before 1998 unless an alternative date is mutually agreed to;

                  (b) Borrower shall have executed and delivered to Lender this Amended and Restated Secured Line of Credit Lending Agreement, the Amended and Restated Secured Line of Credit Promissory Note and such other documents as the Lender and its counsel may reasonably require, it being recognized that

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Borrower  has  previously  executed  certain  documents in favor of Lender on or about June 6, 1996 which shall continue to evidence, support, secure and collateralize the loans being advanced by Lender to Borrower notwithstanding the modification, amendment and restatement of the Credit Agreement and the Line of Credit Note.

                  (c) All conditions set forth herein to the making of the Initial Advance shall have been satisfied within five (5) days of Lender's submission of all of the documents which collectively constitute the Credit Agreement to Borrower for execution.

                  (d) All representations and warranties contained herein shall be true and correct as of the date of the execution of the Credit Agreement and as of the Closing Date.

                  (e)  Borrower  shall  have  executed  such   certificates  and
resolutions as are required by Lender.

                  (f) There shall be no Event of Default, then in existence, or any event or occurrence which with notice, the passage of time or both, would constitute an Event of Default.

                  (g) Escrow Agent shall have advised Lender that Lender has obtained a properly perfected first and prior security interest in the Pledged Accounts.

                  (h) Lender shall have reviewed and approved the existence of sufficient Pledged Accounts complying with the requirements of Paragraph 8 herein to support the contemplated advance.

                  (i) Lender shall have received and approved such additional documents and assurances as Lender may reasonably require and shall, have the on-going right to receive all other documents from Borrower which Lender may reasonably require and which shall be in furtherance of the intentions and goals of this agreement.

                  (j) Lender has or shall have received, where applicable, copies of articles of incorporation of Borrower and a current Certificate of Good Standing for Borrower issued by the appropriate governmental authority as well as copies, if any, of Borrower's licenses or qualifications to do business.

                  (k) Lender shall have received satisfactory evidence that the Pledged Accounts are (a) exempt from or in compliance with applicable statutes and regulations governing the sale of timeshare interests or operation of timeshare projects, or that the business of Borrower fully complies with all such statutes and regulations, (b) Borrower is in good standing with all applicable governmental authorities, and (c) the Pledged Accounts comply with all applicable federal, state, and local statutes, regulations and ordinances.

                  (l) Lender shall have received and reasonably reviewed and approved all documents relating to the sale of Timesharing Interests in the Project including without limitation all regime documents and amendments thereto, applicable state timeshare registrations, forms of sales contracts, disclosure documents and property owner association constituent documents and budgets. Lender shall be deemed to approve the form of any such documents unless Lender provides Borrower with Lender's objections no less than five (5) days prior to the Closing Date.

                  (m) Lender or Escrow Agent shall have received the following documents and assurances ("End-Loan Documents") with respect to each Pledged
Account:

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                            (i)     Purchase     Agreement    (which    includes
                                    promissory note);
                           (ii)     Deed of Trust executed by Account Debtor;
                          (iii)     Owner's Understanding and Acknowledgment;
                           (iv)     Warranty   Deed  (for  Arizona)  or  special
                                    Warranty Deed (for Colorado);
                            (v)     Required Receipt for Public Report;
                           (vi)     HUD-1 Uniform Settlement Statement;
                          (vii)     Credit Application;
                         (viii)     Credit Report
                           (ix)     Statement  showing the unpaid balance of the
                                    Account,   the   amount   of  its   periodic
                                    installments and its present collections status.

                  Any  cross-outs,   erasures,   write-outs  and   modifications
regarding any of the foregoing shall be initialed by the Timeshare Purchaser.

                  (n) Borrower shall have provided Lender with evidence of insurance in place in an amount sufficient to restore the improvements upon the property constituting the Project to a usable state and in an amount sufficient to compensate the Timeshare Purchasers for their inability to utilize the Project during any period of reconstruction. At the time of execution hereof, Lender acknowledges that Borrower has provided proof of insurance satisfying the foregoing requirements.

                  (o) Borrower's net worth shall not collectively decrease below $10,000,000.

                  (p) There shall have been no material adverse change to the financial condition of Borrower nor shall there be any material adverse change in Borrower's business operations or the Project.

                  (q) Lender shall have received verification that the Project remains in continuing compliance with all local, state, and federal laws.

                  (r) Borrower shall be in material compliance with all financial and protective covenants and warranties and representations of every nature as may be found in Borrower's lending agreements with third party lenders and Borrower shall not be in material default in any term or condition of any other agreement of whatever nature to which Borrower is a party.

                  CONDITIONS PRECEDENT TO SUBSEQUENT ADVANCES. The obligation of Lender to make any or all subsequent advance(s) is subject to the fulfillment, to the satisfaction of Litchfield and its counsel, of the following items on or before the date of the scheduled subsequent advance:

                  (a) All representations and warranties contained herein shall be true and correct as of the Closing Date and the date of each and every Subsequent Advance.

                  (b) There shall be no Event of Default, then in existence, or any event or occurrence which with notice, the passage of time or both, would constitute an Event of Default.

                  (c) Escrow Agent shall have advised Lender all requirements as set forth in the Escrow Agreement and which pertain to the taking of certain actions and the receipt and delivery of documents associated with Subsequent Advances have been satisfied in full.

                  (d) Lender shall have reviewed and approved the existence of sufficient Pledged Accounts complying with the requirements of Paragraph 8 herein to support the contemplated advance.

                  (e) All End-Loan Documents shall have been received by Lender and shall have been fully executed by all applicable Account Debtors.

                  (f) Borrower's net worth shall not collectively decrease below $10,000,000.

                  (g) There shall have been no material adverse change to the financial condition of Borrower, nor shall there be any material adverse change in Borrower's business operations or the Project.

                  (h)  Borrower   shall  have  delivered  to  Lender  all  other
documents, certificates and instruments which Lender may reasonably require.

                  (i) Borrower shall be in material compliance with all financial and protective covenants and warranties and representations of every nature as may be found in Borrower's lending agreements with third party lenders and Borrower shall not be in material default in any term or condition of any other agreement of whatever nature to which Borrower is a party.

         4. ADVANCES.

         Subject to the terms, limitations, and conditions herein, in the Credit Agreement and in the Line of Credit Note, Lender agrees to advance funds to Borrower as follows:

                  Procedures for Advances. Subsequent Advances shall be made no more than once per week in a minimum amount of $50,000 upon receipt by Lender of a written request for a Subsequent Advance from Borrower received by Lender at least five (5) Business Days prior to the requested date of the advance and Borrower's compliance with all requirements as set forth herein and the satisfaction of all criteria set forth herein regarding qualifying Accounts. All advances shall be funded to Escrow Agent in accordance with the Escrow Agreement.

                  Principal of Note. Upon making an advance or receiving a repayment of principal or interest, Lender shall make such entries in its records as Lender may deem necessary or appropriate to indicate the amount outstanding under the Line of Credit Note and the Credit Agreement as adjusted for all advances hereunder. In the absence of manifest error, Lender's records shall be conclusive proof of the amount outstanding.

                  Reborrowing. Amounts advanced under the Line of Credit Note and repaid may not be reborrowed during the Borrowing Period unless approved by Lender in Lender's sole discretion.

         5. SERVICER AND CUSTODIAN.

                  Servicer. Servicer shall act as servicer of all Pledged Accounts. The duties of the Servicer are set forth in the Servicing Agreement, which among other things, shall limit the amount of servicing fees and costs which may be imposed by Servicer. In the event Servicer fails to comply with its duties under the Servicing Agreement or if Lender reasonably and with just cause is otherwise dissatisfied with the Servicer, in Lender's sole discretion, and if Servicer does not correct the items of dissatisfaction within ten (10) days of Lender's written notice to Servicer and Borrower, then, and in that event, Lender may terminate the Servicing Agreement and Lender or its agent may immediately commence servicing of the Pledged Accounts. In that event, Borrower will pay Lender or its agent its reasonable and customary charges for servicing charges.

                  Custodian. Lender shall serve as custodian of the Pledged Accounts and all books and records pertaining thereto pursuant to the terms and conditions of the Custodial Agreement.

         6. ESCROW AGENT.

         An Escrow Agent will be appointed by Lender and Borrower to perform certain duties with respect to the Pledged Accounts as set forth in the Escrow Agreement. All advances shall be funded to Escrow Agent or as otherwise provided in the Escrow Agreement.

         7. SECURITY.

         As security to collateralize the Borrower's duty to pay and perform all Obligations hereunder, Borrower shall and does hereby give and grant to Lender a first lien security interest in the Collateral, and the Pledged Accounts.

         8. ELIGIBILITY OF ACCOUNTS.

         In order to be considered Qualified Pledged Accounts and therefore subject to having the applicable Borrowing Base applied thereto, an Account, Pledged Account Or Subsequently Pledged Account must meet the following underwriting standards:

                  (a) All Accounts must relate to sale of fee simple or fractional share interest Timesharing Interests in the Project to a resident of the United States or Canada;

                  (b) The Accounts must be fully amortizing and have an original term of no more than eighty-four (84) months and a minimum cash (or other immediate funds) down payment of ten percent (10%) or paid-in equity of ten percent (10%), less closing costs;

                  (c) At the time of any advance, no installment on the Account may be more than fifty-nine (59) days contractually past-due. Subsequent to any Advance, any Account will be considered ineligible for Borrowing Base application should any scheduled monthly installment become sixty (60) days or more contractually past-due;

                  (d) The maker or guarantor of the Account shall not claim a defense, set-off or counterclaim with respect to the Account or dispute, contest or repudiate its purchase or a Timesharing Interests;

                  (e) The Account is secured by a lien or interest encumbering the Timesharing Interest subject only to (i) the lien of real property taxes not yet due or payable, and (ii) such other non-monetary exceptions to title as are acceptable to the Lender;

                  (f) All promised Project amenities have been completed or, if not completed, adequate financial assurance for completion are in place;

                  (g) All monies to be paid under and pursuant to the Account are to be paid in United States Dollars;

                  (h) Borrower shall furnish to Lender an executed credit application with respect to each Account submitted to Lender for underwriting, and a credit report;

                  (i)  Lender  may  reject  any  Account  which,   in  its  sole
discretion,   reasonably  fails  to  meet  Lender's  underwriting  criteria  and conditions.

         Should any Account demonstrate any of the following characteristics, then said Account will not be capable of being deemed a Qualified Pledged
Account:

                  (a) bankruptcy, foreclosure or repossession (unless said event occurred more than three years previously and there have been no subsequent negative credit incidents);

                  (b) unsatisfied judgement or charge off greater than $500;

                  (c) more than two (2) nonmedical or non-institutional accounts or loans have been referred to collection agencies or similar credit reporting entities;

                  (d) nonconsenual liens over $500 individually or in the aggregate;

                  (e) current delinquencies of greater than $500 on any two (2) accounts or loan installment payments;

                  (f) no credit history.

         Notwithstanding the foregoing, Lender may consider an Account be become deemed a Qualified Pledged Account if either of the following characteristics is found:

                  (a) credit score of 600 and the Account is aged for a minimum of one (1) timely payment with the understanding that if two or more debtors pertain to the Account, the higher debtor credit score will be relied upon; or

                  (b) aged a minimum of three (3) timely payments.

         Should any Account fail to meet or to continue to meet the above-noted eligibility criteria, the cumulative principal of all Pledge Accounts to which the Borrowing Base is applied in determining Borrower's prospective advances hereunder shall be reduced by the principal value of the ineligible Account even if the Account had previously qualified for inclusion in determining advance availability.

         Accounts pledged under the subject credit facility shall qualify for relocation under that Secured Line of Credit Lending Agreement (Global Facility) which has been entered into by and between Lender and Borrower after the debtor has made four (4) timely payments pursuant to his Account obligations.

         9. WEIGHTED AVERAGE COUPON.

         The Pledged Accounts shall at all times possess and maintain a weighted average coupon rate ("WAC") of not less than 13.5% during the term of the Line of Credit Note. If the WAC is less than 13.5% Borrower shall submit or Substitute additional Pledged Accounts in order to bring the Pledged Accounts into compliance with the WAC standard.

         10. WEIGHTED AVERAGE MATURITY.

         The Pledged Accounts shall, from the date of origination, have a weighted average maturity ("WAM") as of the Closing Date of not more than 180 months and not less than 84 months, provided that the Pledged Accounts delivered by Borrower to Lender after the Closing Date shall have a minimum average monthly payment of at least $100 with no individual Account possessing a minimum monthly payment of less than $85.

         11. BORROWING PERIOD.

         During the Borrowing Period, payments of interest only shall be due and payable on the first (1st) day of the first month following the Closing Date and on the first (1st) day of each month thereafter. All payments received on the Pledged Accounts shall be applied first to amounts, fees, costs and Lender Expenses due under the Credit Agreement, then to interest due thereunder, then to principal due thereunder or, at the option of holder, to any other indebtedness or Obligations owed by Borrower or its affiliates to Lender or its affiliates. In the event the funds received by Lender from the Pledged Accounts are less than the required monthly payment hereunder, Borrower shall pay the difference immediately. In the event that payments received from and on the Pledged Accounts and forwarded to Lender exceed the amount required to fund the then-due interest, the excess amounts and payments shall be applied to reduce the principal outstanding under the Line of Credit Note and this Credit Agreement.

         12. EXTENSION OF BORROWING PERIOD.

         Upon request of the Borrower, the Borrowing Period may be extended for an additional twelve month period at Lender's sole discretion.

         13. PRINCIPAL AMORTIZATION PERIOD.

         Equal fully amortizing monthly payments of principal and interest shall be due and payable beginning on the first (1st) day of the first month immediately following the end of the Borrower Period and monthly thereafter during the Amortization Period. If not otherwise paid during the Amortization Period, all Obligations outstanding under the Credit Agreement and the Line of Credit Note shall be due and payable in full ninety-six (96) months after the Closing Date. The minimum monthly payment during the Amortization Period shall be an amount which will amortize the unpaid balance of the Obligations over a term of sixty (60) months. All payments received by Lender from and on the Pledged Accounts shall be applied first to amounts, fees, costs and Lender Expenses due under the Agreement, then to interest due hereunder, then to principal due hereunder, or at the option of the holder, to any other indebtedness owed by Borrower or its affiliates to Lender or its affiliates. In the event the funds received by Lender from the Pledged Accounts are less than the required monthly payment hereunder, Borrower shall pay the difference immediately and the Borrower shall additionally pay to Lender a fee which shall compensate Lender for its accounting services rendered in such a situation which shall equal one percent (1%) of the deficit between the required monthly payment and the underfunded status of Borrower's account which fee in no circumstances shall be less than one hundred dollars ($100) per instance.

         14. VOLUNTARY PRE-PAYMENTS.

         Borrower may prepay all or a portion of the Line of Credit Note within twenty-four (24) months of the Closing Date by tendering with any such prepayment a fee of five percent (5%) of the amount of prepayment. Borrower may prepay all or a portion of the Line of Credit Note commencing twenty-five (25) months from the Closing Date through thirty-six (36) months from the Closing Date hereof by tendering with any such prepayment a prepayment fee of three percent (3%) of the amount of the prepayment. Commencing thirty-seven (37) months from the Closing Date through sixty (60) months from the Closing Date, any such prepayment shall be accompanied by a prepayment fee of two percent (2%) of the amount of the prepayment. Thereafter, there shall be no prepayment fee. In the event Borrower does not tender a prepayment fee as required herein, Lender may deduct same from the amount of any tendered prepayment and apply the remainder of the payment against the Obligations owing under the Line of Credit Note and this Credit Agreement. Any such prepayments shall not delay or reduce the next-due monthly installments. The prepayment penalties hereunder shall not apply to principal payments during the Borrowing Period or the Amortization Period which are collected by the Servicer through the natural payment of the Accounts by the Account Debtors. The prepayment fees referenced herein are understood to compensate the Lender for its costs associated with the Lender's commitment of funds and other expenses associated with the providing of this credit facility to Borrower.

         15. MANDATORY PREPAYMENT.

         Should the obligations outstanding ever exceed the Borrowing Base, then the Borrower shall be required to immediately pledge additional eligible Accounts sufficient to reinstate the Borrowing Base to its prescribed ratios. Borrower may also, or in the alternative, repay in cash an amount equal to the deficit under the Borrowing Base. No prepayment fee will be payable in connection with prepayments in such circumstances. Mandatory prepayment shall also arise should an Event of Default occur hereunder. Upon the occurrence of an Event of Default, all Obligations outstanding hereunder shall immediately become due and payable.

         16. CONFIRMATION AUDIT OF PLEDGED ACCOUNTS.

         Lender shall have the right to audit the Pledged Accounts by confirmatory letters at any time prior to or after Closing. Lender shall have the right to perform confirmatory telephone audits. Borrower agrees to furnish or to cause Servicer to furnish Lender all information necessary for Lender to conduct such audits.

         17. REPRESENTATIONS AND WARRANTIES.

         Borrower makes the following representations and warranties to Lender, each of which shall be deemed made again as of the date of the Initial Advance and any Subsequent Advance:

                  (a) Borrower is a corporation or partnership, duly organized, validly existing, and fully qualified and authorized to do business in the State of Arizona, and Borrower and its business and operations are in full compliance with all applicable federal, state and local laws, ordinances and regulations. Borrower is governed by the terms of its Articles of Incorporation or constituent documents, true copies of which have been delivered to Lender. The Articles of Incorporation or constituent documents are in full force and effect and has not been amended or modified in any manner, except at indicated in the copies furnished to Lender. There is no agreement of any kind other than as provided Lender which governs Borrower or the relative rights and duties of the parties holding interests in Borrower.

                  (b) Borrower has taken all action to permit Borrower to enter into this Agreement or any other agreement or transaction contemplated herein, and the same is valid and binding upon Borrower. No officer or agent of Lender shall be required to make any inquiry concerning the validity of any transaction purported to be made by Borrower or the authenticity of any signature or endorsements relating to same, and Lender may conclusively assume that every obligation, agreement, instrument or act or thing done and executed by such person purportedly on behalf of Borrower has been so executed or done in this official capacity as an agent of Borrower.

                  (c) Borrower is not subject to any disciplinary actions or proceedings by any governmental authority or trade organization with respect to any licenses or permits held by Borrower.

                  (d) Borrower's execution, delivery and performance of this Agreement, the Credit Agreement and the borrowing evidenced by the Line of Credit Note (a) will not violate any indenture, agreement or any other instrument to which Borrower is a party or by which Borrower or any of its property is bound; and (b) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of this Agreement. Each of the documents which collectively constitute the Credit Agreement, when executed and delivered to Lender, will constitute the legal, valid and binding obligations of respective signatories thereto enforceable in accordance with their terms.

                  (e) All financial data and other information of whatever nature that have been given to Lender with respect to Borrower (a) are complete and correct in all material respects and do not omit to state any material fact necessary in order to make the statements herein or therein not misleading; and
(b) accurately present the financial condition of Borrower as of the date on which the same have been furnished. All balance sheets and footnotes thereto disclose all known liabilities, direct and contingent, as of their respective dates. There has been no adverse change in the financial condition of Borrower since the date of the most recent of each such financial statement given to Lender other than changes in the ordinary course of business, none of which changes has been materially adverse.

                  (f) Borrower is not a party to any agreement or instrument materially and adversely affecting its present or proposed business, properties or assets, operations or condition, financial or otherwise; and is not in material default in performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any agreement or instrument to which it is a party.

                  (g) All other reports, papers, data and information given by Borrower to Lender with respect to Borrower and other persons and entities, are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matters.

                  (h) Borrower has filed all required federal, state, county and municipal income tax returns and has paid all taxes which have become due pursuant to such returns or pursuant to any assessments received by it. Borrower knows of no basis for a material additional assessment in respect of any such taxes.

                  (i) There is not now pending against or affecting Borrower nor to its knowledge is there threatened any action, suit or proceeding at law or in equity or by or before any administrative agency which, if adversely determined, would materially impair or affect the financial condition or operation of Borrower.

                  (j) Other than the approval of the creation of Timesharing Interests real property interests by the applicable state in which the real property interest is located, no authorization, consent, approval, license, exemption, filing or registration with any court of governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or securities exchange, is or will be necessary to the validity of the rights created under this Agreement.

                  (k) This Agreement, the documents relating thereto and all aspects of the transactions contemplated therein do not violate any federal or state laws or regulations, including without limitation laws or regulations relating to usury and the Truth-in-Lending Act.

                  (1)  Borrower  has not made an  assignment  for the benefit of creditors; has not suspended business or commenced proceedings for its dissolution; has not filed bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the bankruptcy laws for the relief of debtors, instituted by or against it or has consented thereto: or has any judgment, writ or warrant or attachment, or similar process, entered or filed against it or any of its property or assets which renders it insolvent or impairs its ability to continue doing business and which has remained unvacated, unbonded or unstayed for a period of 30 days.

                  (m) Borrower has good and marketable legal title to and is the sole owner of the Pledged Accounts and the Pledged Accounts are not subject to a security interest or other claim from third parties.

                  (n) The real property which is the subject of each Pledged Account is free and clear from all material encumbrances which might have a substantive negative impact upon the use of said real property as contemplated by the Credit Agreement and, during the term of the Credit Agreement, shall remain free and clear of all such material encumbrances.

                  (o) Borrower and the Project are in compliance with all state laws and regulations, concerning the operation of the Project from which the Pledged Accounts arise and the sale of interests therein. The Project possesses the presence of no Hazardous Materials to Borrower's knowledge nor is Borrower's current or proposed operation of the Project likely to cause the production or location upon the Project of Hazardous Materials. The Borrower's operations of the Project and the Project's current status are all in accordance with all state, federal or other environmental rules, regulations and laws of every nature.

                  (p) Borrower is not insolvent nor has made an assignment for the benefit of creditors; has not suspended business or commenced proceedings for dissolution or become insolvent; has not filed any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under bankruptcy, insolvency or receivership laws for the relief of debtors, instituted by or against it or has consented thereto; or has no judgment, writ or warrant of attachment, or similar process, entered or filed against it or any of its property or assets, which renders it insolvent or impairs its ability to continue doing business and which has remained unvacated, unbonded or unstayed for a period of 30 days; has generally not failed to pay its debts as they become due; has not taken any action, nor has any intentions to take any action, which would constitute an "act of bankruptcy" under the Federal Bankruptcy Code or in contemplation thereof.

                  (q) The purpose of this transaction is exclusively for commercial or business purposes.

         18. PROTECTIVE COVENANTS.

         So long as any of the Obligations remains unpaid, and to the extent the failure to do so would have a material adverse effect upon the value Of the Property, or upon Borrower's business, operations or financial condition, Borrower shall:

                  (a) The Borrower shall at all times insure that the Project and the Pledged Accounts are in compliance with all laws, rules and regulations of whatever nature associated with the Borrower's operation of the Project and its sale of real property interests therein including, without limitation, all laws pertaining to timeshare sales and marketing activities, the providing of consumer credit to third parties, the manner in which real property transactions are closed, and all other laws and regulations that serve as a condition to or might otherwise have a negative impact upon the enforceability of the Pledged Accounts as represented in the Credit Agreement.

                  (b) True and correct pro-forma copies of all end-loan consumer documents which pertain to the sale of real property interests in and to the Project have been submitted by Borrower to Lender for review and the Borrower shall not use documents that materially differ form those as submitted absent notification to Lender. All such documents are and will always be in complete compliance with all rules and regulations applicable thereto and will continue to so remain in compliance during the term of the Credit Agreement.

                  (c) Comply with the requirement of all applicable laws, rules, regulations and orders of any governmental authority, including, without limitation, applicable usury laws, Truth-in-Lending laws, subdivisions law, consumer credit laws, Timesharing Interest sales and registration laws and the Interstate Land Sales Full Disclosure Act.

                  (d) Keep adequate records and books of account reflecting all financial transactions in conformity with (i) generally accepted accounting practices applied on a consistent basis, and (ii) all applicable requirements of any governmental agency having jurisdiction over Borrower or any of its businesses.

                  (e) Borrower acknowledges that the placement of any additional liens upon the Pledged Accounts described in the Credit Agreement may impair the ability of Lender to obtain assurance that its security interest remains in a prior position and that the Obligations will be repaid in accordance with the Credit Agreement. Accordingly and to facilitate the purposes of this Agreement and to avoid causing damage to Lender, Borrower agrees that it shall not create or suffer to be created any additional lien upon any of the Pledged Accounts without Lender's prior written consent which will not be unreasonably withheld.

                  (f) Upon the request of Lender, execute or cause the execution, acknowledgment and delivery of such further instruments (including, without limitation, declarations of no set-off) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement or the other Credit Agreement.

                  (g) Not take any action with respect to any of the security for the Obligations held by Lender from time to time which is inconsistent with the provisions and the purpose of this Agreement or which would adversely affect the rights of Lender under the Credit Agreement.

                  (h) Lender shall have the right to make reasonable periodic audits of Borrower's books and records and those of the Project, and to verify the Pledged Accounts.

                  (i) Borrower shall not use Lender's name, or the name of any of Lender's affiliates, in connection with its business activities, except as necessary in Borrower's dealing with governmental agencies, financial institutions, and Borrower's internal business matters.

                  (j) Borrower shall supply Lender on a monthly basis with all forms of Timeshare Interest inventory reconciliation reports as Leader may reasonably require to insure that Borrower's Pledged Accounts are consistent with its available and unencumbered sales inventory.

         19. FINANCIAL STATEMENTS: REPORTS AND TAX RETURNS.

                  Audits, Tax Returns and Financial Statements. Borrower shall furnish to Lender on an annual basis the audit of ILX Resorts Incorporated within ninety (90) days after the end of its fiscal year. Borrower shall additionally supply Lender with copies of the ILX Resorts Incorporated federal income tax returns within ten (10) days of the filing of same. Borrower shall supply evidence of the filing of tax deadline extensions when applicable. Borrower shall supply Lender with copies of all other records, reports and accountings that Lender may reasonably request. Borrower shall give Lender prompt notification of any event which has, or the commencement of any litigation which if adversely determined would have a material adverse effect on Borrower's financial condition. On a quarterly basis, Borrower shall also supply Lender with a copy of ILX Incorporated's internally prepared unaudited financial and operating statement along with a certificate from Borrower's chief financial officer that said statements are true and correct and have been prepared in accordance with GAAP.

         20. AUDIT.

         Lender shall have the right to inspect and/or audit Borrower's books and records at Borrower's place of business during business hours upon ten (10) days notice to Borrower.

         21. TIMESHARING INTEREST SALES PRICE LIST.

         Upon Lender's request, Borrower shall provide Lender with a current Timesharing Interests sales price list and minimum sales prices regarding the sale of Timesharing Interests to third party retail purchasers.

         22. SERVICING REPORTS.

         Servicer and/or Borrower shall provide Lender upon request by Lender with copies of all reports produced by Servicer with respect to the Pledged Accounts.

         23. CROSS-DEFAULT.

         Any defaults under this loan or any other obligation from Borrower or its affiliates to Lender or its affiliates shall be deemed a default under any and/or all of the other loans or agreements with Lender or its affiliates and any collateral under any or all of the above shall be deemed to be collateral for the others. Lender, at its option may exercise any of its rights and remedies under these agreements to cure a default under any of the agreements, including but not limited to retention of and/or application of payments on the Pledged Accounts, and/or any other collateral.

         24. DEFAULT.

         The occurrence of any one or more of the following events and/or occurrences shall constitute an "Event of Default" hereunder:

                  (a) Default in the performance of any obligation by Borrower under any of the documents which constitute the Credit Agreement, whether or not such default is with respect to the payment of money or otherwise;

                  (b) Borrower's failure to comply with the provisions of any financial covenant or any other covenant, condition or obligation contained in the Credit Agreement;

                  (c) Any warranty or representation contained herein at any time proves to be false or misleading in any respect;

                  (d) The levy of an attachment, execution or other such process against Borrower's property or any of its assets with respect to a claim or claims aggregating $100, 000 or more and the failure by Borrower to obtain the discharge thereof or provide adequate bond acceptable to Lender as security therefor within 30 days after attachment;

                  (e) Default in the performance of any other obligation of Borrower to Lender under any other agreement between Borrower and Lender;

                  (f) Borrower's entry into or granting of a general assignment for the benefit of its creditors, the voluntary or involuntary appointment of a receiver for all or substantially all of its assets, Borrower's bankruptcy or Borrower admits in writing its inability to make payments on its debts as they mature;

                  (g) The occurrence of any material adverse change in the financial conditions or operations of Borrower;

                  (h) The occurrence of a default in the performance of any other payment obligation of Borrower, whether owed to Lender or any other person, firm, or entity, which default gives rise to a liability of $100,000.00 or more, which obligation is not contested or defended by Borrower in good faith;

                  (i) The occurrence of a monetary event of default in any other agreement material to Borrower's business to which Borrower is a party;

                  (j) The occurrence of any event of default under this loan or any other obligation from Borrower or its affiliates to Lender or its affiliates shall be deemed a default under any and/or all of the other loans or agreements with Lender or its affiliates and any collateral under any or all of the above shall be deemed to be collateral for the others. Lender, at its option may exercise any of its rights and remedies under these agreements to cure a default under any of the agreements, including but not limited to retention of and/or application of payments on the Pledged Accounts, and/or any other collateral.

                  Provided, however, that with regard to events referenced above that do not involve the payment of funds to Lender by Borrower pursuant to the Credit Agreement, it shall not be considered an event of default hereunder and Lender shall not assert its remedies under this agreement until Lender provides Borrower with notice of the occurrence of said event of default and Borrower fails to cure such within twenty (20) days after the receipt of said notice or such longer period of time as may reasonably be required due to the nature of the event of default.

         25. REMEDIES.

         Upon the occurrence of any Event of Default, Lender may:

                  (a) Declare all of the Obligations immediately due and payable;

                  (b) Commence foreclosure or otherwise enforce Lender's rights against any security then held by Lender for the Obligations in such order as Lender may determine;

                  (c) Terminate Lender's agreement to make further Advances under this Agreement;

                  (d) Offset any indebtedness from any amounts due Borrower under any other agreement between Borrower and Lender;

                  (e) Exercise any and all other rights and/or remedies which may be available to Lender either in law or at equity.

         Marshalling. Borrower specifically waives, to the fullest extent permitted by law, any right to require marshalling of any of the assets encumbered to secure the Obligations and to direct the order in which such assets are sold.

         Disposition of Proceeds. Subject to the provisions of all applicable law, the net cash proceeds resulting from the sale or other disposition of all or any part of the security held by Lender shall be applied in the following order: (i) first, to the costs and expenses (including any trustee's and attorney's fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating the Collateral securing the repayment of the Obligations and the like, including all costs associated with work-out negotiations, litigation and bankruptcy proceedings, legal and administrative costs; (ii) then to the satisfaction of the Obligations, with application to principal, interest, charges and expenses to be in such order and manner as determined by Lender in its sole discretion; and (iii) then to satisfaction of any remaining obligations of Borrower hereunder. Any surplus after such application shall be delivered to Borrower, and Borrower shall be liable for, and shall pay to Lender on demand, any deficiency remaining after such application.

         Remedies Cumulative. The remedies provided for herein are cumulative and shall be in addition to any and all other rights or remedies provided for herein or at law or in equity including any banker's lien and right of offset. The exercise of any right or remedy by Lender hereunder shall not constitute a cure or waiver of any default in connection with the Obligations nor invalidate any notice of default or act done pursuant to any such notice, nor prejudice Lender in the exercise of any of its other rights.

         26. MISCELLANEOUS.

                  (a) Waiver. No waiver by Lender of any default or breach by Borrower hereunder shall be implied from any omission by Lender to take, or any delay in taking, action on account of such default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act. Notwithstanding anything set forth herein to the contrary, if no notice of a default or waiver is required hereunder and none has been given, Lender shall not be deemed to have waived any rights which it may have hereunder until seven (7) days following receipt by it of written notice from Borrower alerting Lender to the fact that the time for exercising any right or remedy hereunder has elapsed without exercise thereof and such time for exercise shall automatically be extended to seven (7) days following notice, said right shall conclusively be deemed to have been waived by Lender. The intent of this paragraph is to avoid unintentional waivers by Lender of any of its rights hereunder.

                  (b) No Duty of Lender. Nothing in this Agreement shall impose or imply any duty or obligation whatsoever upon Lender, and Lender shall be under no duty to take any action to preserve rights of Borrower with respect to any of the security held by Lender for the Obligations. Borrower waives any and all impairment of recourse and/or impairment of collateral defenses which it may possess against the Lender.

                  (c) Amendment. The Agreement and the Credit Agreement, and the terms of each of them, is the entire agreement between the parties and may not be changed, waived, discharged or terminated orally, but only by an instrument or instruments in writing signed by the party against which enforcement of the change, waiver, discharge or termination is asserted.

                  (d) Indemnification. To the fullest extent permitted by law, Borrower agrees to indemnify and hold harmless Lender, and Lender's officers, directors, shareholders, agents, attorneys and employees (collectively "Indemnitee"), from and against any and all liability, loss, damage, costs or expense, including court costs and attorney's fees, that Indemnitee may hereafter suffer, incur, pay or lay out or in any manner be held liable for, by reason of any breach, default, misstatement or misrepresentation of any of the statements, warranties or representations of Borrower contained in the Credit Agreement or any related agreement, or by reason of any breach or default by Borrower, or any of Borrower's employees, officers or agents, in the performance of any duties, covenants or obligations arising under this or any related agreement. In this connection, but without limitation, Borrower agrees to reimburse any Indemnitee promptly upon demand for any payments made or losses suffered by such person with respect to any liability, damage, loss or claim to which the foregoing indemnity relates.

                  (e) Notices. Any notice, demand or request which may be permitted, required or desired to be given in connection herewith shall be in writing and directed to the parties at the respective addresses set forth below (or at such other addressed as a party hereto may designate in writing) and shall be tendered by personal delivery or by facsimile transmission with verifiable transmission capability or be deposited in the U.S. mail, registered or certified, return receipt requested. Such notice, if forwarded by mail, shall be deemed effective seventy-two (72) hours after deposited in the U.S. mail, or if personally delivered, upon delivery. A registered mail or certified mail receipt will be prima facie evidence of the giving of such notice and the date thereof. If such notice is personally served, such notice shall be effective upon delivery or if such notice is sent by facsimile transmission, such notice shall be effective upon the completion of the transmission of the same (so long as the sender retains evidence of the recipient's(s') receipt).

                  If to Borrowers:    ILX Incorporated
                                      2111 East Highland, Suite 210
                                      Phoenix, AZ 85016
                                      Attention: Nancy J. Stone
                                      Facsimile: 602-957-2780

                                      Los Abrigados Partners Limited Partnership
                                      2111 East Highland, Suite 210
                                      Phoenix, AZ 85016
                                      Attention: Nancy J. Stone
                                      Facsimile: 602-957-2780

                                      ILE Sedona Incorporated
                                      2111 East Highland, Suite 210
                                      Phoenix, AZ 85016
                                      Attention: Nancy J. Stone
                                      Facsimile: 602-957-2780

                                      VCA Tucson Incorporated
                                      2111 East Highland, Suite 210
                                      Phoenix, AZ 85016
                                      Attention: Nancy J, Stone
                                      Facsimile: 602-957-2780


                                      VCA South Bend Incorporated
                                      2111 East Highland, Suite 210
                                      Phoenix, AZ 85016
                                      Attention: Nancy J. Stone
                                      Facsimile: 602-957-2780

                                      Premiere Development Incorporated
                                      2111 East Highland, Suite 210
                                      Phoenix, AZ 85016
                                      Attention: Nancy J. Stone
                                      Facsimile: 602-957-2780

                  With a Copy To:     General Counsel
                                      ILX Incorporated
                                      2111 East Highland, Suite 210
                                      Phoenix, AZ 85016
                                      Facsimile: 602-957-2780

                  If to Lender:       Litchfield Financial Corporation
                                      13701 West Jewell Avenue
                                      Lakewood, CO 80228
                                      Attention: Wayne M. Greenholtz,
                                      Senior Vice President
                                      Facsimile: 303-985-5375

                  With a copy to:     Litchfield Financial Corporation
                                      789 Main Road
                                      Stamford, VT 05352
                                      Attention: Jim Shippee
                                      Facsimile: 802-694-1237

                  With a copy to:     Heartsill Ragon III
                                      Gill Law Firm, P.A.
                                      3801 TCBY Tower
                                      Little Rock, Arkansas 72201
                                      Facsimile: 501-372-3359

                  Nothing herein contained shall be construed as preventing the parties hereto, respectively, from changing the place to which notice shall be addressed, but no such change shall be valid unless it is given in accordance with the terms of this paragraph.

                  (f) Attorney's Fees. After an Event of Default, Borrower shall promptly indemnify and hold harmless the Lender and its successors and assigns from and against all reasonable and necessary legal fees and related costs which are incurred by Lender and/or its successors and assigns which pertain to or arise from participation in "work-out" or similar discussions and negotiations, participation in all litigation or bankruptcy proceedings and all other discussions, negotiations or involvement associated with the enforcement of the Credit Agreement or Lender's attempts to realize and foreclose upon the Collateral.

                  (g) Binding Effect; Assignment. This Agreement may be assigned by Lender. Borrower may not assign its interest in, or obligation under, this Agreement except with the written consent of Lender. Subject to the forgoing, all of the terms, covenants, conditions, representations and warranties hereof shall inure to the benefit of, and be binding upon, the successors and assigns of Lender and Borrower. Borrower hereby consents to the Collateral Assignment of Lender's interests in and to the Credit Agreement to third party creditors of Lender without the need for any further consent of whatever nature by Borrower. Should Lender's assignee assume rights under the Credit Agreement, Lender covenants and agrees that it will continue to perform the Credit Agreement in accordance with its terms and condition and shall recognize said assignee as the lawful and enforceable successor in interest to Lender.

                  (h) Interpretation and Venue. This Agreement shall be governed and interpreted under Colorado law. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the paragraph of this Agreement are for convenience only and do not define or limit any terms or provisions. Time is of the essence in the performance of this Agreement by Borrower. The invalidity or unenforceability of any one or more provisions of this Agreement will in no way affect any other provision.

                  (i) Preparation of Agreement. The parties hereto acknowledge that this Agreement has been negotiated and prepared in an arms-length transaction and that both Lender and Borrower have negotiated all the terms contained herein. Accordingly, the parties agree that neither party shall be deemed to have drafted the Agreement and the Agreement shall not be interpreted against either party as the draftsman.

                  (j) Other Acts and Documents. The parties agree to undertake such other acts and execute such other documents as may be reasonably necessary to effect the purpose and intent of this Agreement.

                  (k) Merger.  This Agreement  represents the culmination of all prior negotiations, representations, and agreements between the parties with respect to the purchase and sale contemplated hereby. All such prior negotiations, representations, and agreements are merged herein.

                  (1) Advice of Counsel. Each party acknowledges to the other that such party has been advised by legal counsel in connection with the negotiation and execution of this Agreement and that each party understands the terms and conditions contained herein and that each has entered into this Agreement voluntarily.

                  (m) JURY WAIVER. BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL IN THE EVENT OF ANY DISPUTE OR LITIGATION ARISING HEREUNDER OR UNDER ANY RELATED DOCUMENT EXECUTED IN CONNECTION HEREWITH.

                  (o) Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statement" shall include all notes and schedules thereto.

                  (p) Construction. Unless the context of any this document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, paragraph, exhibit and similar references are to this Agreement unless otherwise specified. Any reference in this agreement to the Credit Agreement or any other Agreement to which Lender and Borrower are a party shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions and supplements thereto.

                  (q) Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by this reference.

                  (r) Amendment and Restatement. It is recognized and agreed by and between Lender and Borrower that this document constitutes an amendment and restatement of the terms and conditions of that certain Secured Line of Credit Lending Agreement entered into between said parties on or about April 9, 1996. As evidenced by the signatures of the Borrower below, the Borrower jointly and severally do hereby covenant and agree that the Credit Agreement, as amended, continues to remain in full force and effect and free from all counterclaim or set off rights or other defenses to payment of every nature.

                   (Signature Blocks Found on Following Page)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year set forth above.

                                               LENDER:

                                               LITCHFIELD FINANCIAL CORPORATION

                                               By: /s/ Wayne M. Greenholtz
                                                   -----------------------------
                                                   Wayne M. Greenholtz,
                                                   Senior Vice President

                                               BORROWER:

                                               ILX RESORTS INCORPORATED

                                               By: /s/ Joseph P. Martori
                                                   -----------------------------
                                               Title: Chairman
                                                     ---------------------------

                                               ILE SEDONA INCORPORATED

                                               By: /s/ Joseph P. Martori
                                                   -----------------------------
                                               Title: Chairman
                                                     ---------------------------

                                               LOS ABRIGADOS PARTNERS
                                               LIMITED PARTNERSHIP
                                               By: ILE Sedona Incorporated,
                                                   General Partner
                                                   By: /s/ Joseph P. Martori
                                                      --------------------------
                                                   Title: Chairman
                                                         -----------------------

                                               VCA TUCSON INCORPORATED

                                               By: /s/ Joseph P. Martori
                                                   -----------------------------
                                               Title: Chairman
                                                     ---------------------------

                                               VCA SOUTH BEND INCORPORATED

                                               By: /s/ Joseph P. Martori
                                                   -----------------------------
                                               Title: Chairman
                                                     ---------------------------

                                               PREMIERE DEVELOPMENT INCORPORATED

                                               By: /s/ Joseph P. Martori
                                                   -----------------------------
                                               Title: Chairman
                                                     ---------------------------